AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT

This Amendment to the Investment Agreement is made as of the 18th day of DECEMBER 2007.

          BETWEEN

     GLOBAL WATAIRE, A NEVADA CORPORATION (THE "COMPANY")

          AND

     DUTCHESS PRIVATE EQUITIES FUND, LTD. (THE "INVESTOR")

WHEREAS, THE COMPANY AND THE INVESTOR DESIRE TO AMEND THE REGISTRATION RIGHTS AGREEMENT DATED AUGUST 24, 2007.

WHEREAS, THE COMPANY AND THE INVESTOR DESIRE TO AMEND THE REGISTRATION RIGHTS AGREEMENT TO REMOVE LANGUAGE REGARDING THE REQUIREMENT THAT THE COMPANY INCORPORATE A PROSPECTUS SUPPLEMENT OR POST-EFFECTIVE AMENDMENT UPON A REQUEST BY THE INVESTOR.

NOW, THEREFORE, IN CONSIDERATION OF THE MUTUAL COVENANTS CONTAINED IN THIS AMENDMENT TO THE REGISTRATION RIGHTS AGREEMENT, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION (THE RECEIPT AND ADEQUACY OF WHICH ARE HEREBY ACKNOWLEDGED, THE COMPANY AND THE INVESTOR AGREE AS FOLLOWS:

     1)   SECTION 3(M) SHALL BE REMOVED.

2) ALL TERMS WITHIN SECTION 3 OF THE REGISTRATION RIGHTS AGREEMENT SHALL BE ADJUSTED TO REFLECT THE APPROPRIATE REFERENCE SECTION.

3) ALL OTHER TERMS OF THE INVESTMENT AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

                                                 GLOBAL WATAIRE INC.

                                             BY: /S/ SYDNEY HARLAND
                                                    SYDNEY HARLAND, C.E.O.

                                                 DUTCHESS PRIVATE
                                                 EQUITIES FUND, LTD.

                                             BY: /S/ TED SMITH
                                                     TITLE: DIRECTOR